Exhibit 99.1

Canopy Growth Provides Update on Financial Reporting and Announces Fourth Quarter and Fiscal Year 2026 Financial Results to be Presented on June 15, 2026

SMITHS FALLS, ON – May 15, 2026 – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC) expects to release its financial results for the quarter and fiscal year ended March 31, 2026 before financial markets open on June 15, 2026. The Company also announced it plans to file restated financial results for the fiscal years ended March 31, 2025 and March 31, 2024 and to certain of the interim periods therein (the “Refiling”), in conjunction with its filing of financial results for the year ended March 31, 2026 on June 15, 2026, as further described below and in the Company’s material change report and the Company’s Current Report on Form 8-K each dated May 15, 2026.

During the Company’s year-end financial reporting process for the fiscal year ended March 31, 2026, the Company identified a technical non-cash accounting error. The Company determined that certain share-settled warrants with exercise prices denominated in U.S. dollars, first issued during the fiscal year ended March 31, 2024, should have been classified as liabilities rather than equity instruments under applicable accounting standards, given the Company’s Canadian dollar functional currency. Accordingly, the Company should have recorded these instruments as liabilities on its consolidated balance sheets and measured them at fair value at each reporting date, with changes in fair value recorded in the consolidated statements of operations and comprehensive loss.

The corrections associated with the Refiling are the result of a technical application of accounting standards. The impact is expected to be limited to a reclassification between equity and liabilities and the related fair value adjustments, all of which are expected to be non-cash entries.

No Impact on Core Operating Performance

The Refiling is not expected to affect any of the following aspects of the Company’s previously reported financial results:

•	revenue, gross margin, operating income/loss and cash flows from operations;

•	Adjusted EBITDA or other key non-GAAP performance metrics used by management and investors;

•	total assets, cash balances, liquidity, or ability to meet obligations or fund operations;

•	compliance with any debt covenants, contractual ratios or borrowing capacity; or

•	the trajectory or narrative of financial performance.

Accordingly, these adjustments are non-cash and non-operational, and do not impact the Company’s underlying business performance.

Further details, including the full quantitative impact of the Refiling, are expected to be included in the Company’s filings in connection with the release of its financial results for the quarter and fiscal year ended March 31, 2026, which filings will be made with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov and with Canadian securities regulators and available on SEDAR+ under the Company’s profile at www.sedarplus.ca.

The Company has also voluntarily applied to the applicable securities regulatory authorities for a management cease trade order related to the Company’s securities to be imposed against certain directors and officers of the Company (the “MCTO”). Once granted, the MCTO will be in effect until the Refiling is complete. The issuance of the MCTO does not generally affect the ability of persons who have not been directors or officers of the Company to trade in their securities in accordance with applicable securities laws.

The Company intends to provide information with respect to further developments in respect of this matter promptly following their occurrence, including the issuance of bi-weekly status update reports until the Refiling is complete and the MCTO has been revoked. The Company has made the foregoing representations in accordance with the requirements of applicable securities laws, and other than as disclosed herein, there is no material information concerning the affairs of the Company that has not been generally disclosed.

Release of Financial Results and Investor Webcast

Canopy Growth expects to release its financial results for the quarter and fiscal year ended March 31, 2026, as well as the restated financial results for the fiscal years ended March 31, 2025 and March 31, 2024, prior to the opening of financial markets on June 15, 2026.

Following the release of its financial results, Canopy Growth will host an audio webcast with Luc Mongeau, CEO, and Tom Stewart, CFO, on June 15, 2026 at 10:00 AM Eastern Time (ET).

A live audio webcast will be available at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=A7EE0D0C-0666-4DFD-8731-2283EDBF8C3B

A replay will be accessible by webcast until 11:59 PM ET on September 13, 2026 at the same URL.

Contact:

Media Contact: media@canopygrowth.com

Investor Contact: invest@canopygrowth.com

About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives. Its portfolio of owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, Deelish, Claybourne, MTL Cannabis, Low Key by MTL and R’belle, as well as category-defining Storz & Bickel, delivers innovative products to consumers across Canada and beyond.

Canopy Growth is Canada’s leading provider of medical cannabis services through Canada House Clinics and serves patients online via Abba Medix. The Company also holds unconsolidated, non-controlling interest in Canopy USA, LLC, which provides exposure to the U.S. THC market.

Committed to quality, responsible use, and community, Canopy Growth is shaping a future where cannabis is embraced for its potential to enhance well-being.

For more information visit www.canopygrowth.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements relating to the Company’s expectations with regard to timing of release of the quarter and fiscal year ended March 31, 2026 financial results; the Company’s expectations with regard to any restated items in its financial statements for the relevant periods disclosed herein and the impacts thereof; the anticipated timing of the filing of the Annual Report on Form 10-K for the fiscal year ended March 31, 2026, including the Refiling; disclosure of further updates and bi-weekly status reports with respect to the MCTO; and the timing, duration and impacts of the MCTO.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements and information, including risks relating to the time and effort required to complete the Refiling and to prepare the Annual Report on Form 10-K for the fiscal year ended March 31, 2026; risk relating to any subsequent discovery of additional adjustments to the Company’s previously issued financial statements; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2025 and its subsequently filed quarterly reports on Form 10-Q. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this news release and in the filings.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that the Company believes are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.